Phunware Reports Third Quarter 2021 Financial Results

The Company Records 50% Increase in Quarter-over-Quarter Net Revenues

AUSTIN, Texas, November 11, 2021 – Phunware, Inc. (NASDAQ: PHUN) (“Phunware” or “the Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, today announced financial results for its third quarter ended September 30, 2021.

“We are extremely excited to post 50% sequential organic growth in net revenues quarter-over-quarter, demonstrating that we are now reaping the benefits of our direct and indirect go-to-market strategies for our MaaS enterprise cloud platform for mobile,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. “Our team executed strongly over the past quarter on multiple fronts, executing deals with several prominent new customers and partners across different verticals, including scaling our dual token economy while actively pursuing our inorganic growth strategy and closing the acquisition of Lyte Technology. In conjunction with the organic growth announced, the closing of Lyte also adds immediate profitability, backlog and growth that will allow us to leverage a new, strategic distribution network to consumers to further scale and accelerate our blockchain initiatives. This past year has certainly been a pivotal and encouraging period for Phunware and I am confident that as we head into 2022, we will be firing on all cylinders with a dynamic organic and inorganic growth strategy that will have us poised for immense growth.”

Third Quarter 2021 Summary Financial Results
•Net Revenues for the quarter totaled $2.2 million
•Multiscreen-as-a-Service (MaaS) Platform Subscriptions and Services Revenues were $1.8 million
•Net Income was $0.4 million
•Net Income per Share was $0.01
•Non-GAAP Adjusted EBITDA Loss was $(2.5) million

“We are pleased with the momentum achieved in the third quarter and are positioned well to finish the year with a great fourth quarter,” said Matt Aune, CFO of Phunware. “As we look forward to 2022, we are excited to have a fully funded operating plan that gives us the ability to drive organic and inorganic growth. In addition to executing on our operational objectives, the Company successfully raised more than $65 million and now holds approximately 129 bitcoin. Rolling forward, we are committed to not only growing our digital currency holdings in the future, but we also expect to add Decentralized Finance (DeFi) to our corporate treasury activities.”

Recent Business Highlights

•Notable Corporate Developments:
•Appointed Former Congressman and Senior Technology Executive to its Board of Directors
•Closed Acquisition of High Performance Computer Provider Lyte Technology
•Acquired Additional Bitcoin

•Notable Customer and Partner Wins:
•Launched Smart City Solution for the City of Pasadena
•Cox Communications and Phunware Collaborate to Deliver a Premier Mobile Smart Hospital Solution
•Announced Partnership with HID Global to Deliver Smart Workplace Solution on Mobile
•Virginia Hospital Center Selects Phunware & Kontakt.io for Comprehensive Mobile Healthcare Solution
•Dignity Health, Yavapai Regional Medical Center Selects Phunware for Comprehensive Mobile Healthcare Solution
•Phunware to Build New Headlines+ Website and Mobile Application Portfolio for Intermarkets

•Announced Partnership with Cooper Lighting Solutions to Integrate MaaS with Trellix
•Notable Product Updates:
•Launched PhunCoin
•Announced New PhunWallet Release and Ten Million PhunToken Sweepstakes
•Integrated with Epic - MaaS Digital Front Door Now Available on Epic App Orchard Marketplace
•Phunware Now Accepts Bitcoin for Lyte Personal Computers

Conference Call Information

Phunware management will host a conference call today (November 11, 2021) at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time) to discuss its financial results for the third quarter ended September 30, 2021.

Interested parties may access the conference call by dialing 877-545-0523 in the United States, or 973-528-0016 from international locations with access code: 948061. The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information

Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Phunware, Inc.

Everything You Need to Succeed on Mobile — Transforming Digital Human Experience

Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & Phun) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with more than one billion active devices touching its platform each month. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://www.phunware.com, https://www.phuncoin.com, https://www.phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.

Phunware PR & Media Inquiries:
Email: press@phunware.com
Phone: (512) 693-4199

Phunware Investor Relations:
Matt Glover and John Yi
Gateway Investor Relations
Email: PHUN@gatewayir.com
Phone: (949) 574-3860

Consolidated Balance Sheets
(In thousands, except share and per share information)

	September 30, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets:
Cash	$882	$3,940
Accounts receivable, net of allowance for doubtful accounts of $606 and $356 at September 30, 2021 and December 31, 2020, respectively	1,223	664
Digital currencies	789	—
Prepaid expenses and other current assets	745	304
Total current assets	3,639	4,908
Property and equipment, net	—	13
Goodwill	25,883	25,900
Intangible assets, net	38	111
Deferred tax asset	537	537
Restricted cash	91	91
Right-of-use asset	1,486	—
Other assets	276	276
Total assets	$31,950	$31,836
Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$7,085	$8,462
Accrued expenses	2,417	5,353
Accrued legal settlement	—	3,000
Lease liability	486	—
Deferred revenue	1,815	2,397
PhunCoin deposits	1,202	1,202
Current maturities of long-term debt, net	83	4,435
Warrant liability	1,762	1,614
Total current liabilities	14,850	26,463
Long-term debt	849	3,762
Long-term debt - related party	195	195
Deferred tax liability	537	537
Deferred revenue	1,262	2,678
Lease liability	1,232	—
Deferred rent	—	180
Total liabilities	18,925	33,815
Stockholders’ equity (deficit)
Common stock, $0.0001 par value; 1,000,000,000 shares authorized at September 30, 2021 and December 31, 2020; 75,556,118 and 56,380,111 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	8	6
Additional paid-in capital	180,887	144,156
Accumulated other comprehensive loss	(356)	(338)
Accumulated deficit	(167,514)	(145,803)
Total stockholders’ equity (deficit)	13,025	(1,979)
Total liabilities and stockholders’ equity (deficit)	$31,950	$31,836

Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share information)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net revenues	$2,160	$3,130	$5,242	$7,983
Cost of revenues	1,026	898	2,842	2,757
Gross profit	1,134	2,232	2,400	5,226

Operating expenses:
Sales and marketing	715	383	1,910	1,265
General and administrative	3,296	4,276	9,075	11,981
Research and development	1,160	572	3,058	1,811
Legal settlement	—	4,500	—	4,500
Total operating expenses	5,171	9,731	14,043	19,557
Operating loss	(4,037)	(7,499)	(11,643)	(14,331)

Other income (expense):
Interest income (expense)	7	(1,362)	(4,057)	(1,923)
Loss on extinguishment of debt	—	(950)	(7,952)	(1,031)
Impairment of digital currency	—	—	(776)	—
Gain (loss) on change in fair value of warrant liability	1,501	1,244	(148)	1,244
Gain on forgiveness of PPP loan	2,850	—	2,850	—
Other income	51	—	15	—
Total other income (expense)	4,409	(1,068)	(10,068)	(1,710)
Income (loss) before taxes	372	(8,567)	(21,711)	(16,041)
Income tax expense	—	—	—	—
Net income (loss)	372	(8,567)	(21,711)	(16,041)
Other comprehensive income (loss):
Cumulative translation adjustment	(33)	47	(18)	(28)
Comprehensive income (loss)	$339	$(8,520)	$(21,729)	$(16,069)

Net income (loss) per common share, basic	$0.01	$(0.19)	$(0.31)	$(0.38)
Net income (loss) per common share, diluted	$—	$(0.19)	$(0.31)	$(0.38)

Weighted-average common shares used to compute net income (loss) per share, basic	74,347	44,304	70,185	42,089
Weighted-average common shares used to compute net income (loss) per share, diluted	74,699	44,304	70,185	42,089

Consolidated Statements of Cash Flows
(In thousands)

	Nine Months Ended September 30,
	2021	2020
Operating activities
Net loss	$(21,711)	$(16,041)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt discount and deferred financing costs	2,770	1,217
Loss (gain) on change in fair value of warrant liability	148	(1,244)
Loss on extinguishment of debt	7,952	1,031
Impairment of digital currencies	776	—
Gain on forgiveness of PPP loan	(2,850)	—
Stock-based compensation	3,933	3,458
Other adjustments	297	145
Changes in operating assets and liabilities:
Accounts receivable	(272)	551
Prepaid expenses and other assets	(345)	(94)
Accounts payable	(1,236)	536
Accrued expenses	(2,891)	1,332
Accrued legal settlement	(3,000)	4,500
Lease liability payments	(662)	—
Deferred revenue	(1,998)	(1,906)
Net cash used in operating activities	(19,089)	(6,515)
Investing activities
Purchase of digital currencies	(1,497)	—
Net cash used in investing activities	(1,497)	—
Financing activities
Proceeds from borrowings, net of issuance costs	9,980	10,207
Proceeds from related party bridge loans	—	560
Payments on senior convertible notes	(25,116)	(3,948)
Payments on related party notes	—	(200)
Net repayments on factoring agreement	—	(638)
Proceeds from exercise of options to purchase common stock	73	95
Proceeds from sales of common stock, net of issuance costs	32,610	1,341
Net cash provided by financing activities	17,547	7,417
Effect of exchange rate on cash and restricted cash	(19)	(30)
Net (decrease) increase in cash and restricted cash	(3,058)	872
Cash and restricted cash at the beginning of the period	4,031	362
Cash and restricted cash at the end of the period	$973	$1,234
Interest paid	$1,315	$681
Income taxes paid	$—	$—

	Nine Months Ended September 30,
	2021	2020
Supplemental disclosures of non-cash financing activities:
Proceeds not yet received for sales of common stock	$97	$—
Issuance of common stock for payment of legal, earned bonus and board of director fees	$66	$1,239
Issuance of common stock upon partial conversions of senior convertible note	$—	$2,266
Reacquisition of equity component of senior convertible note	$—	$(1,388)
Equity classified cash conversion feature of senior convertible note	$—	$219

Non-GAAP Financial Measures and Reconciliation

Our non-GAAP financial measures include adjusted gross profit, adjusted gross margin and adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") (our "non-GAAP financial measures"). Our non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. They are not measurements of our financial performance under GAAP and should not be considered as alternatives to revenue or net loss, as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Our non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) Our non-GAAP financial measures do not reflect the impact of certain charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate our non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.
We compensate for these limitations to our non-GAAP financial measures by relying primarily on our GAAP results and using our non-GAAP financial measures only for supplemental purposes. Our non-GAAP financial measures include adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2021	2020	2021	2020
Net income (loss)	$372	$(8,567)	$(21,711)	$(16,041)
Add back: Depreciation and amortization	17	33	75	120
(Less) add back: Interest (income) expense	(7)	1,362	4,057	1,923
EBITDA	382	(7,172)	(17,579)	(13,998)
Add back: Stock-based compensation	1,495	1,708	3,933	3,458
Add back: Legal settlement	—	4,500	—	4,500
Add back: Loss on extinguishment of debt	—	950	7,952	1,031
Add back: Impairment of digital currencies	—	—	776	—
Less: Gain on forgiveness of PPP loan	(2,850)	—	(2,850)	—
(Less) add back: (Gain) loss on change in fair value of warrant liability	(1,501)	(1,244)	148	(1,244)
Adjusted EBITDA	$(2,474)	$(1,258)	$(7,620)	$(6,253)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except percentages)	2021	2020	2021	2020
Gross profit	$1,134	$2,232	$2,400	$5,226
Add back: Amortization of intangibles	—	4	7	17
Add back: Stock-based compensation	352	104	884	217
Adjusted gross profit	$1,486	$2,340	$3,291	$5,460
Adjusted gross margin	68.8%	74.8%	62.8%	68.4%

Supplemental Information
(In thousands, except percentages)

	Three Months Ended September 30,		Change
(in thousands, except percentages)	2021	2020	Amount	%
Net Revenues
Platform subscriptions and services	$1,771	$2,860	$(1,089)	(38.1)%
Application transaction	389	270	119	44.1%
Net revenues	$2,160	$3,130	$(970)	(31.0)%
Platform subscriptions and services as a percentage of net revenues	82.0%	91.4%
Application transactions as a percentage of net revenues	18.0%	8.6%

	Nine Months Ended September 30, 2021		Change
(in thousands, except percentages)	2021	2020	Amount	%
Net Revenues
Platform subscriptions and services	$4,472	$7,274	$(2,802)	(38.5)%
Application transaction	770	709	61	8.6%
Net revenues	$5,242	$7,983	$(2,741)	(34.3)%
Platform subscriptions and services as a percentage of net revenues	85.3%	91.1%
Application transactions as a percentage of net revenues	14.7%	8.9%